UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange

Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2021

CAPITAL CITY BANK GROUP, INC.

(Exact

name of registrant as specified in its charter)

Florida

0-13358

59-2273542
(State of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)
217 North Monroe Street
,
Tallahassee
,
Florida

32301
(Address of principal executive offices

(Zip Code)

Registrant's telephone number, including

area code: (
850
)
402-7821

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2. below):

☐

Written communications pursuant to

Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c)

under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities

Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting

standards pursuant to Section 13(a) of The Exchange Act.

☐

CAPITAL CITY BANK

GROUP,

INC.

FORM 8

-K

CURRENT REPORT

Item 7.01

Regulation FD Disclosure

Capital City Bank Group, Inc. posted to its internet

website (www.ccbg.com)

a second quarter 2021 Investor Presentation.

A copy of the presentation materials is being furnished

as Exhibit 99.1 to this report, substantially in the form

intended to be used.
Exhibit 99.1 is incorporated by reference under this Item

7.01.

In accordance with general instruction B.2 of Current

Report on Form 8-K, this information (including Exhibit 99.1)

is furnished and
shall not be deemed filed for purposes of Section 18

of the Securities Exchange Act of 1934.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

.

The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this Current
Report on Form 8-K and shall not be deemed filed for purposes of

Section 18 of the Securities and Exchange Act
of 1934.

Item No.

Description of Exhibit

99.1 Copy

of second quarter 2021 Investor Presentation for Capital City Bank

Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act

of 1934, the Registrant has duly caused this report to

be signed
on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK

GROUP,

INC.

Date:

July 30, 2021
By:

/s/ J.Kimbrough Davis

J. Kimbrough Davis,

Executive Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

Description

99.1

Investor Presentation for second quarter 2021.